September 1, 2015

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Third Avenue Value Fund

Supplement to the Prospectus and Statement of Additional Information dated April 30, 2015

On August 20, 2015, Touchstone Advisors, Inc. (“Touchstone”) proposed, and the Board of Trustees (the “Board”) of Touchstone Variable Series Trust (the “Trust”) approved, the reorganization of the Touchstone Third Avenue Value Fund (the “Fund”) into the Touchstone Focused Fund, another series of the Trust.

In connection with the reorganization, Touchstone also proposed and the Board approved Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Fund from September 1, 2015 through the closing of the reorganization.  Russell will manage the Fund to achieve results similar to the Fund’s existing benchmark during this interim period.  Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this interim period.

On September 1, 2015, all references to Third Avenue Management LLC in the Fund’s Prospectus and Statement of Additional Information are deleted and replaced with Russell. Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the interim sub-advisor to the Fund until the closing of the reorganization. As interim sub-advisor, Russell will make investment decisions for the Fund and also ensure compliance with the  Fund’s investment policies and guidelines.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,434 transition events in the last three calendar years. As of June 2015 Russell was managing 11 mandates with $2.1 billion in assets across a broad range of asset classes.

A special meeting of the shareholders of the Fund is expected to be held on or about November 20, 2015, at which shareholders will be asked to vote on the proposal to approve the reorganization of the Fund into the Touchstone Focused Fund.  A proxy statement/prospectus will be provided in advance of the special meeting to shareholders of record of the Fund as of September 30, 2015.

If the proposal is approved at the special meeting and the requisite conditions are satisfied, effective on or about December 4, 2015, or as soon as practicable thereafter, the Fund will be reorganizaed into the Touchstone Focused Fund. Prior to reorganization, shareholders of the Fund may redeem their shares or exchange their shares for shares of another series of the Trust.

This Supplement is not a solicitation of any proxy.

400 Broadway • Cincinnati, OH 45202

Phone: 800.669.2796 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-TAV-S3-1509